                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                                 Amendment No. 1

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                February 23, 2006
                ------------------------------------------------
                Date of Report (Date of earliest event reported)

            Historic Preservation Properties 1989 Limited Partnership
        -----------------------------------------------------------------
        (Exact Name of Small Business Issuer as Specified in Its Charter)

                                    Delaware
         --------------------------------------------------------------
         (State or Other Jurisdiction of Incorporation or Organization)

                                    33-24129
                             ----------------------
                             Commission File Number

                                   04-3021042
                      ------------------------------------
                      (I.R.S. Employer Identification No.)

         21 Custom House Street, Suite 440, Boston, Massachusetts 02110
         --------------------------------------------------------------
                    (Address of Principal Executive Offices)

                    Issuer's Telephone Number, (617) 422-5815
                                               --------------


--------------------------------------------------------------------------------
      (Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))


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         Historic Preservation Properties 1989 Limited Partnership ("the
Partnership") hereby amends its Current Report on Form 8-K dated February 23, 2006 and filed with the Securities and Exchange Commission on March 1, 2006 (the "Current Report") to amend Item 9.01 to include required financial statements and pro forma financial information. At the time of filing of the Current Report disclosing the sale of the property know as the Lofts the Partnership indicated that it would file the necessary financial information not later than 71 days after the date on which the Current Report was required to be filed. Item 9.01 of the Current Report is hereby amended and restated as follows:

Item 9.01    Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

         Not applicable.

(b) Pro Forma Financial Information

         See "Pro Forma Financial Statements" attached to this Form 8-K.

(c) Exhibits

         None.




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                                   SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              HISTORIC PRESERVATION PROPERTIES 1989
                                       LIMITED PARTNERSHIP

                              By:  Boston Historic Partners Limited
                                   Partnership, General Partner

                                   By:  Portfolio Advisory Services,
                                        Inc., General Partner

Date: May 11, 2006                      By:  /s/Terrence P. Sullivan
                                             ------------------------
                                             Terrence P. Sullivan,
                                             President

                                   and


Date: May 11, 2006                 By:  /s/Terrence P. Sullivan
                                        -----------------------
                                        Terrence P. Sullivan,
                                        General Partner






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            HISTORIC PRESERVATION PROPERTIES 1989 LIMITED PARTNERSHIP
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 2005
                                   (UNAUDITED)


                                                  ASSETS
                                                              As Reported         402 Julia
                                                            On Form 10-KSB        Investment           Pro Forma
                                                            At December 31,        Pro Forma          December 31,
                                                                 2005             Adjustments             2005
                                                               (Note 1)             (Note 1)            (Note 1)
                                                            ---------------       -----------         ------------
INVESTMENT IN REAL ESTATE
     Land                                                     $   528,100         $        --         $   528,100
     Buildings and improvements                                 6,739,758                  --           6,739,758
                                                              -----------         -----------         -----------
                                                                7,267,858                  --           7,267,858
     Accumulated depreciation                                  (2,733,423)                 --          (2,733,423)
                                                              -----------         -----------         -----------
                                                                4,534,435                  --           4,534,435
                                                              -----------         -----------         -----------

INVESTMENT IN INVESTEE ENTITY                                     310,475            (310,475)                 --
                                                              -----------         -----------         -----------

CASH AND CASH EQUIVALENTS
     Real estate operating                                        249,259                  --             249,259
     Partnership                                                  504,513             799,412           1,303,925
                                                              -----------         -----------         -----------
                                                                  753,772             799,412           1,553,184
                                                              -----------         -----------         -----------

CASH AND CASH EQUIVALENTS, SECURITY DEPOSITS                       23,704                  --              23,704

OTHER ASSETS                                                      232,686             (46,500)            186,186
DEFERRED COSTS, net of amortization                                32,383                  --              32,383
                                                              -----------         -----------         -----------
                                                              $ 5,887,455         $   442,437         $ 6,329,892
                                                              ===========         ===========         ===========

                                        LIABILITIES AND PARTNERS' EQUITY

LIABILITIES
     Mortgage notes payable                                   $ 4,737,650         $        --         $ 4,737,650
     Accounts payable and accrued expenses                        112,563                  --             112,563
     Security deposits                                             23,704                  --              23,704
                                                              -----------         -----------         -----------
                   Total liabilities                            4,873,917                  --           4,873,917
                                                              -----------         -----------         -----------

PARTNERS' EQUITY
     Limited Partners' Equity - Units of Investor Limited
         Partnership Interest, $1,000 stated value
         per Unit-Issued and outstanding 26,588 units           1,234,738             438,013           1,672,751
     General Partner's Deficit                                   (221,200)              4,424            (216,776)
                                                              -----------         -----------         -----------
                                                                1,013,538             442,437           1,455,975
                                                              -----------         -----------         -----------
Total partners' equity                                        $ 5,887,455         $   442,437         $ 6,329,892
                                                              ===========         ===========         ===========




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

            HISTORIC PRESERVATION PROPERTIES 1989 LIMITED PARTNERSHIP
                 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2005
                                   (UNAUDITED)


                                             As Reported
                                           On Form 10-KSB           402 Julia            Pro Forma
                                              For the              Investment             For the
                                             Year Ended             Pro Forma            Year Ended
                                          December 31, 2005        Adjustments       December 31, 2005
                                              (Note 1)              (Note 1)              (Note 1)
                                          -----------------        -----------       -----------------
REVENUE:
   Rental income                             $ 1,432,522           $        --          $ 1,432,522
   Interest and other income                      30,107                    --               30,107
                                             -----------           -----------          -----------
              Total revenue                    1,462,629                    --            1,462,629
                                             -----------           -----------          -----------

EXPENSES:
   Operating and administrative                  415,701                    --              415,701
   Property operating expenses:
         Payroll services                         77,630                    --               77,630
         Utilities                                75,797                    --               75,797
         Real estate taxes                        96,924                    --               96,924
         Other operating expenses                381,016                    --              381,016
   Depreciation and amortization                 240,026                    --              240,026
                                             -----------           -----------          -----------
              Total expenses                   1,287,094                    --            1,287,094
                                             -----------           -----------          -----------

INCOME FROM OPERATIONS                           175,535                    --              175,535

INTEREST EXPENSE                                (431,983)                   --             (431,983)

EQUITY IN LOSS  OF INVESTEE ENTITY
(INCLUDING LOSS ON IMPAIRMENT OF
INVESTMENT OF $106,000 IN 2005)                 (162,670)              162,670                   --
                                             -----------           -----------          -----------

NET LOSS                                     $  (419,118)          $   162,670          $  (256,448)
                                             ===========           ===========          ===========





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            HISTORIC PRESERVATION PROPERTIES 1989 LIMITED PARTNERSHIP
                     NOTE TO PRO FORMA FINANCIAL STATEMENTS


(1) Basis of Presentation

On February 23, 2006, 402 Julia Street Associates Limited Partnership (402 Julia), of which Historic Preservation Properties 1989 Limited Partnership (the Partnership) had a 65.33% general partnership ownership interest, sold the property know as The Lofts. The following is an explanation of the pro forma balance sheet and pro forma statements of income for the year ended December 31, 2005.

The Pro Forma Balance Sheet at December 31, 2005 is based on the historical consolidated Balance Sheet of the Partnership as reported on Form 10-KSB for the year ended December 31, 2005. The unaudited Pro Forma adjustment represents an adjustment to the Partnership's financial statements to reflect the Partnership's allocable share of gain on the sale of property of $390,343 and mortgage prepayment penalty of $26,919, cash distributions of $752,912, payment in full on a note receivable due from the local general partner of 402 Julia totaling $46,500 and a change in estimate of $79,013 to reduce a previously recognized impairment loss on the 402 Julia Investment at December 31, 2005. The unaudited Pro Forma Consolidated Balance Sheet at December 31, 2005 reflects the balance sheet as if the sale of 402 Julia's real property and dissolution of the 402 Julia Partnership had occurred on December 31, 2005.

The Pro Forma consolidated Statement of Operations for the year ended December 31, 2005 is based on the historical Consolidated Statement of Operations of the Partnership as reported on Form 10-KSB for the year ended December 31, 2005. The unaudited Pro Forma adjustments represent the Partnership's allocable share of operating activities, amortization and an impairment loss associated with the Partnership's investment in 402 Julia for the year ended December 31, 2005. The unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2005 reflects the results of operations of the Partnership as if the sale of 402 Julia's real property and dissolution of the 402 Julia Partnership had occurred at the beginning of the fiscal year presented. The unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2005 does not include the Partnership's allocable share of gain on the sale of property, mortgage prepayment penalty or the loss relating to the Partnership's carrying value of its investment in 402 Julia.





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